                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

         [ ] Preliminary Proxy Statement
         [ ] Confidential, for Use of the Commission Only (as permitted by Rule
             14a-6(e)(2))
         [X] Definitive Proxy Statement
         [ ] Definitive Additional Materials
         [ ] Soliciting Materials Pursuant to Section 240.14a-12

                            West Pointe Bancorp, Inc.
               --------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
               --------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X] No fee required.
         [ ] Fee computed on table below per Exchange Act Rules 14a 6(i)(1) and 0-11.
         (1) Title of each class of securities to which transaction applies:

         -------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

         -------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

         -------------------------------------------------------------------

         (5) Total fee paid:

         -------------------------------------------------------------------

         [ ] Fee paid previously with preliminary materials:

         -------------------------------------------------------------------

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:

         -------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:

         -------------------------------------------------------------------

         (3) Filing Party:

         -------------------------------------------------------------------

         (4) Date Filed:

         -----------------------------------------------------------------------

                     [WEST POINTE BANCORP, INC. LETTERHEAD]

                                                                  MARCH 15, 2004

To the Shareholders:

We are pleased to enclose the Notice of Annual Meeting of Shareholders, along with the Proxy Statement and Proxy for our Annual Meeting to be held on Wednesday, April 14, 2004 at 10:00 a.m. at St. Clair Country Club, South 78th Street, Belleville, Illinois. We have also enclosed our 2003 Annual Report which contains audited consolidated financial statements for West Pointe Bancorp, Inc. and its sole subsidiary, West Pointe Bank And Trust Company. The Notice of the Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions the shareholders may have.

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING, WHETHER OR NOT YOU ATTEND THE MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO MAKE SURE YOUR SHARES ARE REPRESENTED, WE URGE YOU TO COMPLETE AND MAIL THE ENCLOSED PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY MAILED A PROXY CARD.

The Board of Directors recommends that you vote "FOR" the proposal outlined in the Notice and the Proxy Statement.

We look forward to seeing you at the meeting.

Cordially,

/s/  Harry E. Cruncleton                              /s/  Terry W. Schaefer
------------------------                              -----------------------
Chairman of the Board                                 President and
                                                      Chief Executive Officer

                               [WEST POINTE LOGO]

                                                           5701 West Main Street
                                                      Belleville, Illinois 62226

NOTICE OF
ANNUAL MEETING OF SHAREHOLDERS
APRIL 14, 2004

You are invited, as a shareholder of West Pointe Bancorp, Inc., an Illinois corporation (the "Company" or "West Pointe"), to be present or represented by proxy at the Annual Meeting of Shareholders to be held at St. Clair Country Club, South 78th Street, Belleville, Illinois, on Wednesday, April 14, 2004 at 10:00 a.m. for the following purposes:

         1.       To elect two directors of the Company for three-year terms;
                  and

         2. To transact such other business as may properly come before the meeting.

The Board of Directors is not aware of any other business to come before the Annual Meeting. Shareholders of the Company of record at the close of business on March 1, 2004 are entitled to vote at the Annual Meeting of Shareholders and any and all adjournments thereof. The Company will make available an alphabetical list of shareholders entitled to vote at the Annual Meeting for examination by any shareholder. The shareholder list will be available for inspection, during ordinary business hours, at West Pointe Bank And Trust Company, 5701 West Main Street, Belleville, Illinois from April 2, 2004 until the Annual Meeting.

Whether or not you expect to attend the meeting in person, please mark, sign, date, and return the accompanying proxy in the enclosed business reply envelope at your earliest convenience.

                                                     /s/ J. E. Cruncleton
                                                     J. E. CRUNCLETON
                                                     Corporate Secretary

Belleville, Illinois
March 15, 2004

                            WEST POINTE BANCORP, INC.

           PROXY STATEMENT FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS

                QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Q.       WHY DID YOU SEND ME THIS PROXY STATEMENT?

We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the 2004 Annual Meeting of Shareholders. This proxy statement summarizes the information you need to know to vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card. The person you appoint as your proxy will then vote your shares as you have instructed. This proxy statement and the enclosed form of proxy will be mailed together to our shareholders on or about March 15, 2004.

Q.       WHEN AND WHERE IS THE ANNUAL MEETING?

We will be holding the Annual Meeting of Shareholders of West Pointe Bancorp, Inc. on Wednesday, April 14, 2004 at 10:00 a.m., at St. Clair Country Club, South 78th Street, Belleville, Illinois.

Q.       WHAT AM I BEING ASKED TO VOTE ON AT THE MEETING?

We are asking our shareholders to elect directors.

Q.       ON WHAT AM I VOTING?

Two directors will be elected at this year's Annual Meeting to serve three-year terms. The Board has nominated Messrs. Cruncleton and Allison whose current terms as directors will expire at our Annual Meeting. Messrs. Cruncleton and Allison have consented to serve for a new term. If any nominee should be unable to serve as a director, which we do not expect, proxies granting discretionary authority may be voted for any other person the Board nominates, unless the Board reduces the number of directors.

Q. HOW DOES THE BOARD OF DIRECTORS OF WEST POINTE RECOMMEND I VOTE ON THE PROPOSAL?

The Board of Directors recommends that you vote "FOR" all of the nominees for director.

Q.       WHO IS ENTITLED TO VOTE AT THE MEETING?

You are entitled to vote at the meeting if you owned shares as of the closing of business on March 1, 2004, the record date for the meeting. On March 1, 2004, there were 992,129 shares of our common stock outstanding. Except for shares owned by the Company, each share of common stock, $1.00 par value, of the Company, outstanding on such record date will be entitled to one vote.

Q.       WHAT VOTE OF THE SHAREHOLDERS IS NEEDED TO ELECT DIRECTORS?

Each share of common stock is entitled to one vote with respect to each matter on which it is entitled to vote. A majority of votes of the shares entitled to vote on a matter shall constitute a quorum. Proxies marked as abstentions or as broker non-votes will be treated as shares present for purposes of determining whether a quorum is present. If a quorum is present, the affirmative vote of the majority of the votes cast on a matter shall be the act of the shareholders. For purposes of determining the outcome of the vote, an instruction to abstain from voting on a proposal will not affect the voting on a matter.

Q.       WHAT DO I NEED TO DO NOW?

You should carefully read this proxy statement and then complete, sign, date and promptly return the accompanying proxy. We have provided a self-addressed postage paid envelope for your convenience. Unless you indicate to the contrary, the persons named in the accompanying proxy will vote your properly completed proxy for the election as directors of the nominees named below.

Q. WHAT HAPPENS IF I SIGN, DATE AND RETURN THE PROXY BUT FORGET TO INDICATE HOW I WANT MY SHARES OF COMMON STOCK VOTED?

If you sign, date and return your proxy and do not mark how you want to vote, your proxy will be counted as a vote "FOR" all of the nominees for directors.

Q.       CAN I STILL ATTEND THE ANNUAL MEETING IF I GIVE MY PROXY?

Yes.

Q.       CAN I CHANGE MY MIND AFTER I HAVE MAILED IN MY SIGNED PROXY?

Yes. There are three ways that you may withdraw your proxy at any time before the vote at the meeting takes place: (1) you may return to the Corporate Secretary of the Company another duly executed and signed proxy bearing a later date; (2) you may deliver a written revocation of your proxy to the Corporate Secretary of the Company or (3) you may attend the meeting, or any adjournment or postponement thereof, in person and vote your shares of common stock covered by the proxy. You should note that if you rely on the third option, simply attending the meeting will not revoke your proxy. The mailing address for the Corporate Secretary at the Company's principal executive offices is: 5701 West Main Street, Belleville, Illinois 62226.

Q.       ARE THERE OTHER MATTERS TO BE ACTED ON AT THE ANNUAL MEETING?

Under the Company's Bylaws, no nominations or other business could properly be brought before the Annual Meeting by a shareholder unless the shareholder had given notice of their intention to do so by November 14, 2003. Since no notice was received by the Company by that date, no shareholder proposals will be considered at the Annual Meeting. The Company does not intend to submit any other matters to the shareholders for a vote. However, if a vote is taken on any procedural or other matter at the Annual Meeting, the shares represented by proxy will be voted in accordance with the judgment of the person or person holding those proxies. In addition, the Company's Bylaws also provide that the Board shall be entitled to make such rules and regulations for the conduct of meetings of shareholders as it shall deem appropriate.

ELECTION OF DIRECTORS

Under the Company's Articles of Incorporation, generally the number of directors of the Company is fixed, and may be increased or decreased from time to time, by the Bylaws or by resolution of the Board of Directors. Currently, the Board has fixed the number of directors at eight members. The Board of Directors is divided into three classes. The members of each class are elected for a term of three years, with the terms of office of all members of one class expiring each year so that approximately one-third of the total number of directors are elected each year. Each member of the Board of Directors serves a three-year term, each to hold office until the Annual Meeting to be held in which that class is elected or until a successor is elected and has qualified or until the earlier of death, resignation or removal.

The shareholders are asked to elect Harry E. Cruncleton and William C. Allison to additional three-year terms ending with the 2007 Annual Meeting or until a successor is elected and has qualified or until the earlier of death, resignation or removal. Each nominee is currently a director. The affirmative vote of the majority of the votes cast is necessary to elect a director. Our Articles of Incorporation do not allow cumulative voting. Directors of the Bank are separately elected to one year terms by West Pointe.

At this time, the Board knows of no reason why any nominee might be or will be unable to stand for election, but should any nominee become unavailable for election, all proxies (except proxies marked to the contrary) will be voted for the election of a substitute nominee nominated by the Board. The ages, principal occupations, directorships held and other information as of February 14, 2004 with respect to the nominees and directors whose terms will continue after the Annual Meeting are shown below. Unless otherwise indicated, each position was with West Pointe.

All of the current directors are independent under the current listing standards of the Nasdaq Stock Market, Inc., except for Mr. Cruncleton, who is a current nominee, and Mr. Schaefer. Messrs. Cruncleton and Schaefer are not independent because they are executive officers of the Company.

INFORMATION ABOUT WEST POINTE'S BOARD OF DIRECTORS

TO BE ELECTED FOR TERMS EXPIRING IN 2007:

                      HARRY E. CRUNCLETON
                      PRINCIPAL OCCUPATION: CHAIRMAN OF THE BOARD AND DIRECTOR OF THE COMPANY AND THE BANK
                      FIRST BECAME DIRECTOR: 1997
                      AGE: 79

Chairman of the Board of Directors, the Company since 1997 and the Bank since 1990; Vice Chairman, Magna Group, Inc., a bank holding company; Chief Executive Officer, Magna Bank of Belleville, 1971-1989; Director, the Company and the Bank, since their formations in 1997 and 1990, respectively.

               WILLIAM C. ALLISON
               PRINCIPAL OCCUPATION: C.P.A., RETIRED MANAGING PARTNER, ALLISON, KNAPP AND SIEKMANN
               FIRST BECAME DIRECTOR:  1997
               AGE: 61

Retired Managing Partner, Allison, Knapp and Siekmann, an accounting firm, 1965-1996; Director, Magna Bank of Belleville, 1986-1990; Director, the Company and the Bank, since their formations in 1997 and 1990, respectively.

TO CONTINUE IN OFFICE UNTIL 2006:

               TERRY W. SCHAEFER
               PRINCIPAL OCCUPATION: PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR OF THE COMPANY AND THE BANK
               FIRST BECAME DIRECTOR: 1997
               AGE: 57

President and Chief Executive Officer, the Company since 1997 and the Bank since 1990; President and Chief Executive Officer and Director, Magna Bank of Belleville, prior to 1990; various other capacities, Magna Bank of Belleville, 1971-1989. Director, the Company and the Bank, since their formations in 1997 and 1990, respectively. Mr. Schaefer is the son-in-law of Mr. Cruncleton.

               EDWARD J. SZEWCZYK
               PRINCIPAL OCCUPATION: MEDICAL DOCTOR, PRIVATE PRACTICE. FIRST BECAME DIRECTOR: 1997
               AGE: 75

Medical Doctor, private practice, specializing in ophthalmology since 1955; Director, Magna Bank of Belleville, 1975-1990; Director, the Company and the Bank, since their formations in 1997 and 1990, respectively.

               WAYNE W. WEEKE
               PRINCIPAL OCCUPATION:  RETIRED PRESIDENT, WEEKE WHOLESALE
               COMPANY.
               FIRST BECAME DIRECTOR:  1997
               AGE: 68

Retired President, Weeke Wholesale Company, a distributor of candies, tobacco and sundries, 1962-2000; Director, Magna Bank of Belleville, 1975-1990; Director, the Company and the Bank, since their formations in 1997 and 1990, respectively.

TO CONTINUE IN OFFICE UNTIL 2005:

               DAVID G. EMBRY
               PRINCIPAL OCCUPATION: PRESIDENT, C-MAC, INC.
               FIRST BECAME DIRECTOR:  1997
               AGE: 44

President, C-Mac, Inc., Operator of McDonald's restaurants, since 1978; Vice-President and Director of Operations, C-Mac, Inc., 1985-1993; other involvement in these restaurants, 1982-1985; President, EmbryAir, Inc., an aircharter company, 1979-1982; Director, the Company since its formation in 1997 and the Bank since 1993.

               JACK B. HAYDON
               PRINCIPAL OCCUPATION: PRESIDENT, REESE CONSTRUCTION
               COMPANY
               FIRST BECAME DIRECTOR:  1997
               AGE: 68

President, Reese Construction Company, specializing in road paving, since 1970; other involvement in construction business, since 1961; Director, Magna Bank of Fairview Heights, 1982-1986; Director, Magna Bank of Belleville, 1986-1990; Director, the Company and the Bank, since their formations in 1997 and 1990, respectively.

               CHARLES G. KURRUS, III
               PRINCIPAL OCCUPATION: PRESIDENT, KURRUS FUNERAL HOME FIRST BECAME DIRECTOR: 1997
               AGE: 69

President, Kurrus Funeral Home, Belleville, Illinois, since 1972; Director, Mark Twain Bank of Belleville until 1987; Director, Magna Bank of Belleville, 1987-1990; Director, the Company and the Bank, since their formations in 1997 and 1990, respectively.

STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Persons and groups beneficially owning more than 5% of the common stock of the Company are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Information is set forth below, as of January 31, 2004, regarding beneficial ownership of common stock of the Company, to the extent known to the Company, by (i) each beneficial owner of more than 5% of the outstanding shares of common stock of the Company; (ii) each person who is a director or nominee;
(iii) each named executive officer named in the Summary Compensation Table on page 14; and (iv) all directors and executive officers as a group. The business address of each person listed is 5701 West Main Street, Belleville, Illinois 62226. Except as otherwise noted, each person has sole voting and investment power over the shares.

                                       Amount and Nature of Beneficial
               Name                              Ownership(1)                       Percent of Class
               ----                              ------------                       ----------------
Terry W. Schaefer (2)                               34,986                               3.46
Harry E. Cruncleton(3)                              75,027                               7.42
William C. Allison(4)                               20,885                               2.09
David G. Embry(5)                                   65,764                               6.58
Jack B. Haydon(6)                                   21,882                               2.19
Charles G. Kurrus, III(7)                           25,933                               2.60
Edward J. Szewczyk(8)                               31,244                               3.13
Wayne W. Weeke(9)                                   42,849                               4.29
Bruce A. Bone(10)                                    3,834                               0.39
All directors and executive                        335,255                              30.72
officers as a group (12 persons)(11)

-----------------------

(1) The SEC deems a person to have beneficial ownership of all shares which that person has the right to acquire within 60 days. The shares indicated include shares granted under the West Pointe Bancorp, Inc. 1998 Stock Option Plan. The shares underlying options cannot be voted.

(2) Includes 10,894 shares over which Mr. Schaefer has sole beneficial ownership, 4,308 shares over which Mr. Schaefer has shared beneficial ownership and options to purchase 19,784 shares.

(3) Includes 32,880 shares over which Mr. Cruncleton has sole beneficial ownership, 22,363 shares over which Mr. Cruncleton has shared beneficial ownership and options to purchase 19,784 shares.

(4) Includes 6,996 shares over which Mr. Allison has sole beneficial ownership, 5,973 shares over which Mr. Allison has shared beneficial ownership and options to purchase 7,916 shares.

(5) Includes 57,848 shares over which Mr. Embry has sole beneficial ownership, and options to purchase 7,916 shares.

(6) Includes 200 shares over which Mr. Haydon has sole beneficial ownership, 13,766 shares over which Mr. Haydon has shared beneficial ownership and options to purchase 7,916 shares.

(7) Includes 16,767 shares over which Mr. Kurrus has sole beneficial ownership, 1,250 shares over which Mr. Kurrus has shared beneficial ownership and options to purchase 7,916 shares.

(8) Includes 23,328 shares over which Dr. Szewczyk has sole beneficial ownership and options to purchase 7,916 shares.

(9) Includes 29,019 shares over which Mr. Weeke has sole beneficial ownership, 5,914 shares over which Mr. Weeke has shared beneficial ownership and options to purchase 7,916 shares.

(10) Includes 400 shares over which Mr. Bone has sole beneficial ownership and options to purchase 3,434 shares.

(11) Includes 180,860 shares over which the executive officers and directors as a group have sole beneficial ownership, 54,029 shares over which the executive officers and directors as a group have shared beneficial ownership and options to purchase 100,366 shares.

COMPENSATION OF DIRECTORS

Beginning in January of 2003, our non-employee directors are paid fees of $850 per month and our employee directors are paid fees of $650 per month. Prior to January of 2003, all of our directors were paid fees of $650 per month. All of these directors fees are held under the Bank's optional fee deferral plan. Directors are also paid fees of $100 per committee meeting attended. Committee fees are also held under the Bank's optional fee deferral plan. Directors electing to defer fees under the optional plan are paid interest on such amounts at the rate of 8%. In addition, all of our directors are also paid $125 per year which is not subject to the deferral plan.

We also offer to pay medical and dental insurance premiums for our directors and certain members of their families. Two directors, Messrs. Allison and Weeke, have each accepted payments for such premiums in the amount of $6,956 in 2003.

There are no arrangements or understandings among any of the directors, executive officers, or any other persons pursuant to which any of the Company's directors or executive officers have been selected for their respective positions.

CODE OF ETHICS POLICY

The Bank has adopted a Chief Executive Officer and Chief Financial Officer Code of Ethics Policy (the "Code of Ethics") that is designed to ensure that the Bank's senior officers (as defined in the Code of Ethics) meet the highest standards of ethical conduct. The Code of Ethics requires, among other things, that the Bank's senior officers avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Bank's best interest. Under the terms of the Code of Ethics, senior officers are required to report any conduct that they believe in good faith to be an actual or apparent violation of the financial code of conduct established by the Code of Ethics.

BOARD MEETINGS AND COMMITTEES

During 2003, the Board of Directors met 24 times. All incumbent directors attended 75% or more of the aggregate of the meetings of the Board and Board committees on which they served during the period they held office in 2003. We encourage our entire Board of Directors to attend our Annual Meeting, but we do not have a specific policy requiring attendance.

Our Board of Directors has appointed a number of committees, including but not limited to, an executive committee and an audit committee. The membership and function of the executive committee and audit committee are described below.

Our entire Board of Directors acts on compensation matters, with officers excusing themselves when their compensation is at issue, and therefore we do not have a separate compensation committee. As a result, there is no written charter for the compensation committee.

Our entire Board of Directors acts on nominations for directors, and therefore we do not have a separate nominating committee. As a result, there is no written charter for the nominating committee. The Board of Directors believes it is appropriate for the Company not to have a standing nominating committee because six of the eight members of the Board of Directors are independent, as that term is defined by Rule 4200 of the National Association of Securities Dealers listing standards. The Board of Directors believes that, given that such a high percentage of the directors are independent, allowing the full Board of Directors to act as a nominating committee does not permit the management directors to exercise undue control over the director nomination process. Moreover, the Board of Directors believes that all of the directors have significant expertise in the operations and needs of the Company and its Board of Directors, and have valuable insights to offer regarding the value that qualified directors can bring to the Company and whether at any given time there might be any needs the Board of Directors may have that are not being adequately served by the then current Board of Directors. Consequently, the Board of Directors believes the Company and its shareholders would be best served by having all directors participate in the deliberative process of choosing nominees for director of the Company.

In searching for qualified candidates to fill vacancies on the Board of Directors, the Board solicits its current directors for the names of potential qualified candidates. In its deliberations, the Board of Directors, functioning as a nominating committee, considers the candidate's knowledge of the banking business and involvement in the community, civic and business affairs. Any nominee made by the Board of Directors, acting as a nominating committee, must be highly qualified with regard to some or all of the attributes listed in the preceding sentence. However, the Board of Directors, acting as the nominating committee, has not established any minimum qualifications or special skills that must be met by a nominee recommended by the Board of Directors.

The Board of Directors, acting as the nominating committee, will accept recommendations for nominees to the Board of Directors from shareholders. In the event that a shareholder has submitted a proposed nominee, the Board would consider the proposed nominee, along with any other proposed nominees recommended by individual directors, in the same manner and on the same basis in which the Board of Directors, acting as the nominating committee, would evaluate nominees for director recommended by the Board. The Board may consider candidates recommended by shareholders at any time. Shareholders should provide the same information regarding a candidate as required under our Articles of Incorporation to nominate a director. However, for the Board to consider a candidate recommended by a shareholder for a Board vacancy to be filled at the next Annual Meeting, the shareholder must comply with the same notice and other procedures set forth in our Articles of Incorporation for nominating directors. See "General Information."

EXECUTIVE COMMITTEE

         Board Members: Messrs. Cruncleton, Schaefer, Allison, Haydon and Kurrus III.

Our executive committee has the powers of our Board of Directors in directing the management of our business and affairs in the intervals between meetings of our Board of Directors (except for certain matters otherwise delegated by our Board of Directors, or which by statute, our Articles of Incorporation or our Bylaws are reserved for our entire Board of Directors). The executive committee did not meet in 2003. Mr. Bruce Bone, our Executive Vice President & Chief Financial Officer, also participates in meetings of the executive committee as a non-voting advisor. Members of the executive committee were appointed in April and November of 2003.

In April, 2003, Messrs, Cruncleton, Schaefer, Embry, Szewczyk and Weeke were appointed as members of the executive committee and served until the current executive committee members were appointed in November of 2003.

AUDIT COMMITTEE

         Board Members: Messrs. Allison, Embry, Haydon, Kurrus III, Szewczyk and Weeke.

Our audit committee assists our Board of Directors in fulfilling its responsibilities to oversee our accounting, auditing and financial reporting practices, internal control policies and procedures and corporate compliance policies. The audit committee also has the responsibility to examine and approve the audit report prepared by the independent auditors of the Company and to review and recommend the independent auditors to be engaged by the Company. The audit committee met five times during 2003 to examine and approve the audit report prepared by the independent auditors, to review and recommend the independent auditors of the Company and to review the accounting, auditing and financial reporting practices, internal control policies and procedures and corporate compliance policies. Audit committee members are appointed in April of each year. The six members of the audit committee are "independent," as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Company has determined that one member of the audit committee, Mr. Allison, qualifies as a "financial expert" as defined in Section 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission (the "SEC"). Additionally, all six members of the audit committee are "independent" as such term is defined in Item 7(d)(3)(iv)(A) of Schedule 14A under the Exchange Act.

The Company's Board of Directors has adopted a written charter for the audit committee. The Audit Committee Charter is attached hereto as Appendix A.

STOCK PRICE PERFORMANCE GRAPH

The graph below compares, for the period beginning on June 27, 2000, the date the Company became a reporting company under the Exchange Act, through the end of 2003, total shareholder return on the Company's common stock (assuming reinvestment of dividends) with the cumulative total return of the NASDAQ Market, a broad-based market index, and the cumulative total return of the SNL Banks Under $500M in Assets Index, a published industry or line-of-business index. These indices are included for comparative purposes only and do not necessarily reflect management's opinion that such indices are an appropriate measure of the relative performance of the stock involved, and are not intended to forecast or be indicative of possible future performance of our common stock.

[TOTAL RETURN PERFORMANCE GRAPH]

                                                           PERIOD ENDING
                                    -------------------------------------------------------------
INDEX                               06/27/00     12/31/00     12/31/01      12/31/02     12/31/03
                                    --------     --------     --------      --------     --------
West Pointe Bancorp, Inc.            100.00       102.81       117.25        136.84       154.58
NASDAQ - Total US                    100.00        63.45        50.25         34.57        52.08
SNL <$500M Bank Index                100.00       105.34       145.71        186.61       272.39

EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Company entrusts the design and administration of its executive compensation program to its Board of Directors in lieu of a separate compensation committee. Officers do not participate in the Board's decision as to their specific compensation package.

Executive Compensation Policies

Through the executive compensation program, the Company strives to provide competitive compensation packages to attract, motivate and retain superior talent. These packages are designed to provide both short-term and long-term incentives while increasing shareholder value. The Board of Directors believes its executive compensation program rewards superior performance which results in enhanced shareholder value and greater overall profitability of the Company. The Board of Directors reviews the executive compensation programs of other executives of similar entities who have comparable responsibilities within competitive markets. The Board of Directors also considers various published surveys of compensation in its review. The Board of Directors, acting as the compensation committee, has the following objectives in designing and administering the specific elements of the Company's executive compensation program:

         - To link executive compensation rewards to increases in shareholder value, as measured by favorable long-term operating results and continued strengthening of the Company's financial condition.

         - To provide incentives for executive officers to work towards achieving successful annual results as a step in achieving the Company's long-term operating results and strategic objectives.

         - To correlate, as closely as possible, executive officers' receipt of compensation with the attainment of specified performance objectives.

         - To maintain a competitive mix of total executive compensation, with particular emphasis on awards related to increases in long-term shareholder value.

         - To attract and retain top performing executive officers for the long-term success of the Company.

Components of Executive Compensation

In furtherance of these objectives, the Company uses three components to achieve its goals for executive compensation: base salary, discretionary bonuses and stock options granted under the West Pointe Bancorp, Inc. 1998 Stock Option Plan.

Base Salary. The Board of Directors evaluates the base salaries of the executive officers on an annual basis. It considers the experience and performance of the individual executive, the compensation of his or her peers in the industry, the responsibilities and change in responsibilities during the past year of the individual executive, the overall performance of the department under the executive's control and the overall performance of the entire Company. The Board does not have a formula for its determination and the Board considers all factors in making its decision.

Bonuses. The Board of Directors considers bonuses on a discretionary basis at the end of each fiscal year. In its determination, the Board reviews the financial performance of the Company compared to internal trends and selected competitors, the individual executive's performance, performance targets and meeting of such targets and increased shareholder value. Discretionary bonuses for achieving specific performance goals during the year are paid during the next fiscal year.

Stock Options. The Company grants its executive officers stock options under the West Pointe Bancorp, Inc. 1998 Stock Option Plan. This plan is designed to attract and retain key executives and provide performance-related incentives to achieve longer-range performance goals. This plan allows executives to participate in the long-term growth and financial success of the Company and further align executives with the interests of the shareholders. While rewarding the executives, this plan serves the Company's goal to achieve sustained shareholder value.

The Board considers many of the same factors in its grant of options as it does in determining the base salary and bonuses. It reviews the scope of the executive's responsibility and the effect of the individual's performance on the Company's overall performance. The Board also reviews the prior award levels, total award of options to date of the individual executive and all of the executives and the options granted relative to the number of outstanding shares. The number of options granted are based on the discretion of the Board. The range generally varies based on the executive's position and responsibility. In 2003, the Company awarded stock options to six executive officers.

Compensation of Chief Executive Officer

In 2003, Terry W. Schaefer received a base salary of $214,000 and discretionary bonuses of $50,833. In setting Mr. Schaefer's compensation, the Board considered the overall profitability and prospects of the Company and the salaries, bonuses and stock option awards of chief executive officers at similarly-situated institutions, with particular focus on the level of compensation paid to chief executive officers of mid-size depository institutions primarily in the Midwest region of the United States. The Board also considered Mr. Schaefer's individual contributions, performance during the past fiscal year and prior performance related to the growth of the Company. In setting Mr. Schaefer's compensation, the Board did not assign weights or rankings to any single performance factor, but instead made subjective determinations based on all the factors described above. Under Mr. Schaefer's leadership the Company continues to have good long term prospects. The Board believes that Mr. Schaefer's compensation level is generally competitive with the average salary paid to executives of similar rank and expertise of comparable institutions.

                                                THE BOARD OF DIRECTORS ACTING AS
                                                      THE COMPENSATION COMMITTEE
                                                              William C. Allison
                                                             Harry E. Cruncleton
                                                                  David G. Embry
                                                                  Jack B. Haydon
                                                           Charles G. Kurrus III
                                                               Terry W. Schaefer
                                                              Edward J. Szewczyk
                                                                  Wayne W. Weeke
                                                               February 25, 2004

SUMMARY COMPENSATION TABLE

The following table sets forth information with respect to the compensation for 2001, 2002 and 2003 of our President and Chief Executive Officer and the other executives whose compensation exceeded $100,000 in fiscal years 2001, 2002 or 2003. We refer to these persons as our "named executive officers."

                                                                                   LONG TERM COMPENSATION
                                                                             ------------------------------------------------
                                            ANNUAL COMPENSATION                    AWARDS          PAYOUTS
                                      ---------------------------------------------------------------------------------------
                                                                   OTHER                    SECURITIES                ALL
                                                                   ANNUAL    RESTRICTED       UNDER-                 OTHER
      NAME AND                                                     COMPEN-      STOCK          LYING     LTIP        COMPEN-
      PRINCIPAL          FISCAL                                    SATION      AWARDS         OPTIONS   PAYOUTS      SATION
      POSITION            YEAR        SALARY($)     BONUS($)(1)    ($)(2)        ($)            (#)       ($)      ($) (3)(4)
-----------------------------------------------------------------------------------------------------------------------------
Harry E.                  2003         158,000        46,167       20,774         -             5,000      -          46,798
Cruncleton                2002         148,000        32,333       19,189         -                 -      -          33,660
Chairman of the           2001         138,000        11,500       16,559         -            10,000      -          34,372
Board
-----------------------------------------------------------------------------------------------------------------------------
Terry W.                  2003         214,000        50,833       20,106         -             5,000      -         121,629
Schaefer                  2002         204,000        37,000       18,948         -                 -      -          86,777
President, Chief          2001         194,000        16,167       16,150         -            10,000      -          83,102
Executive Officer
& Director
-----------------------------------------------------------------------------------------------------------------------------
Bruce A. Bone*            2003         104,000        20,667            -         -             2,000      -           3,441
Executive Vice            2002          92,000        15,583            -         -                 -      -           2,783
Pres. &  Chief
Financial Officer
-----------------------------------------------------------------------------------------------------------------------------

----------------------
(1) For 2003, includes incentive bonuses of $33,000, $33,000 and $12,000 paid in January 2003 to Messrs. Cruncleton, Schaefer, and Bone, respectively. For 2002, includes incentive bonuses of $20,000, $20,000 and $8,500 paid in January 2002 to Messrs. Cruncleton, Schaefer and Bone, respectively. No incentive bonus was paid in January 2001.

(2) Includes director's fees for Mr. Cruncleton of $11,400, $11,400 and $10,200 for 2003, 2002 and 2001, respectively, and director fees for Mr. Schaefer of $10,800, $11,200 and $9,800 for 2003, 2002 and 2001,
         respectively, and interest on deferred director's fees of $9,374, $7,789 and $6,359 for Mr. Cruncleton and $9,306, $7,748 and $6,350 for
         Mr. Schaefer, for 2003, 2002 and 2001, respectively. Applicable regulations set reporting thresholds for certain non-cash compensation if the aggregate amount is in excess of the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officers. The dollar value of such non-cash compensation for each of the named executive officers was less than the reporting thresholds.

(3) For Mr. Cruncleton, includes $45,785, $30,172 and $30,172, the value of insurance premiums paid by the Company on his behalf for 2003, 2002 and 2001, respectively. For Mr. Schaefer, the amount includes (i) the dollar value of accrued benefits attributable to his salary continuation agreement of $112,043, $78,031 and $70,773 for 2003, 2002 and 2001, respectively, (ii) imputed income attributable to the insurance portion of his salary continuation agreement of $1,353, $1,300 and $1,239 for 2003, 2002 and 2001, respectively, (iii) the value of insurance premiums paid by the Company on behalf of Mr. Schaefer of $3,045 for each of 2003, 2002 and 2001, (iv) the value of insurance premiums paid by the Company on a split-dollar insurance policy for the benefit of the Company and Mr. Schaefer of $2,666 in 2001, and (v) the imputed income on a split-dollar insurance policy for the benefit of the Company and Mr. Schaefer of $163, $151 and $129 for 2003, 2002 and 2001, respectively. See "Certain Agreements" herein. For Mr. Bone, the amount includes $213 and $198 for 2003 and 2002, respectively, in imputed income on a certain bank-owned life insurance policy for which his wife is the beneficiary.

(4) Also includes amounts for Company matches to our 401(k) savings plan as follows: Mr. Cruncleton, $1,013, $3,488 and $4,200 for 2003, 2002 and
         2001, respectively; Mr. Schaefer, $5,025, $4,250 and $5,250 for 2003,
         2002 and 2001, respectively; and Mr. Bone, $3,228 and $2,585, for 2003 and 2002, respectively.

* The named executive officer's compensation did not meet the reporting requirement threshold for 2001.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth certain information regarding grants of stock options made during the last completed fiscal year to each of the above named executive officers.

                               INDIVIDUAL GRANTS (1)                                       POTENTIAL REALIZABLE
------------------------------------------------------------------------------------      VALUE AT ASSUMED ANNUAL
                           NUMBER OF        PERCENT OF                                      RATES OF STOCK PRICE
                          SECURITIES       TOTAL OPTIONS                                   APPRECIATION FOR STOCK
                          UNDERLYING         GRANTED TO     EXERCISE OF                        PRICE TERM (3)
                            OPTIONS         EMPLOYEES IN    BASE PRICE    EXPIRATION      -----------------------
       NAME               GRANTED (#)       FISCAL YEAR     ($/Sh) (2)        DATE          5% ($)       10% ($)
----------------------------------------------------------------------------------------------------------------
Harry E. Cruncleton          5,000             17.5%           35.75        1/15/13        112,415       284,882
----------------------------------------------------------------------------------------------------------------
Terry W. Schaefer            5,000             17.5%           35.75        1/15/13        112,415       284,882
----------------------------------------------------------------------------------------------------------------
Bruce A. Bone                2,000                7%           35.75        1/15/13         94,966       113,953
----------------------------------------------------------------------------------------------------------------

(1) The options were granted at 100% of the market price at the date of the grant under the West Pointe Bancorp, Inc. 1998 Stock Option Plan and are incentive stock options for these officers. The Board of Directors determines which employees will receive stock options under the plan. The options generally vest in 20% increments annually on the anniversary of the date of grant. The term of these options do not exceed 10 years and may be exercisable within a shorter period of time as a result of a participant's death or termination of service. The options will become fully vested and immediately exercisable if the Company undergoes a change of control, which is generally defined to include: (i) a third party purchase of the Company's common stock pursuant to a tender or exchange offer, (ii) an instance where any person becomes the beneficial owner of 25% or more of our combined voting securities, (iii) the membership of the Board of Directors changes as a result of a contested election in any two-year period such that the directors at the beginning of the two-year period do not constitute a majority of the directors at the end of such period or
         (iv) the shareholders approve a merger, consolidation, sale or disposition of all or substantially all of the assets of the Company or the Bank. If any of the above events occur, the Board will determine the effective date of the change of control.

(2) The participants are allowed to pay the exercise price in cash, by delivering shares of our common stock or by any other method designated by the Board of Directors or a committee appointed by the Board.

(3) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the SEC and therefore are not intended to forecast future appreciation, if any, of our stock price. The dollar amounts reflect an assumed annualized growth rate, as indicated, in the market value of our common stock from the date of grant to the end of the option term. We did not use an alternative formula for a grant date valuation, as we are not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volative factors. Our stock is not listed or traded on any exchange or market.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

The following table sets forth certain information regarding stock options held by the above named executive officers.

                          SHARES                      NUMBER OF SECURITIES
                         ACQUIRED                    UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED IN-THE-MONEY
                            ON        VALUE         OPTIONS AT FY-END (#)(1)       OPTIONS AT FY-END ($) (2)(3)
                         EXERCISE   REALIZED     ----------------------------    ---------------------------------
                         --------   --------
       NAME                 (#)        ($)       EXERCISABLE    UNEXERCISABLE     EXERCISABLE       UNEXERCISABLE
------------------------------------------------------------------------------------------------------------------
Harry E. Cruncleton          0          0          19,784          10,216           294,416            82,614
------------------------------------------------------------------------------------------------------------------
Terry W. Schaefer            0          0          19,784          10,216           294,416            82,614
------------------------------------------------------------------------------------------------------------------
Bruce A. Bone                0          0           3,434           4,066            36,254            32,089
------------------------------------------------------------------------------------------------------------------

(1) The options were granted at 100% of the market price at the date of grant under the West Pointe Bancorp, Inc. 1998 Stock Option Plan. For more details about the terms of these options, see footnote (1) to the table above entitled "Option Grants in Last Fiscal Year."

(2) The participants are allowed to pay the exercise price in cash, by delivering shares of our common stock or by any other method designated by the Board of Directors or a committee appointed by the Board.

(3) The values represent the difference between the exercise price of the options and the market price of the Company's common stock at fiscal year-end.

CERTAIN AGREEMENTS

Employment Agreement with Mr. Cruncleton

Effective January 12, 2000, the Bank entered into an employment agreement with Harry E. Cruncleton. The agreement provides that Mr. Cruncleton will be paid an annual base salary to be mutually agreed upon by Mr. Cruncleton and the Bank. In the event of Mr. Cruncleton's death, the Bank will pay 50% of his annual base salary to his wife until her death.

The employment agreement also provides that during his employment and for 15 years thereafter, Mr. Cruncleton will not engage in competition with Bank, divert any client from the Bank or solicit a Bank employee or otherwise engage in conduct adverse to the Bank. In consideration, the Bank will pay Mr. Cruncleton 50% of his annual base salary, for the calendar year ending prior to termination of employment, for 15 years following termination of his employment.

Agreements with Mr. Schaefer

Effective December 29, 2000, the Company and the Bank entered into a salary continuation agreement with Terry W. Schaefer under which Mr. Schaefer will be paid certain benefits upon the termination of his employment in certain situations. Generally, upon the termination of Mr. Schaefer's employment for any reason (other than death) after age 65, the agreement entitles Mr. Schaefer to an annual retirement payment of $153,200 per year for 15 years. Mr. Schaefer generally is also entitled to this benefit if his employment terminates (except by death, disability or retirement) or at any time following a change of control of either the Company or the Bank. See "Change of Control Provision in Certain Agreements." If Mr. Schaefer's employment is terminated (except by death, disability, for cause or in the event of a change of control) at any time before age 65, Mr. Schaefer is entitled to an annual benefit payment for 15 years beginning after age 65. The amount of the annual benefit depends on the year of termination, ranges between $8,548 and $153,200, and is determined by calculating a fixed annuity payable in 15 annual installments, crediting interest on the unpaid accrued balance (as defined in the agreement) at an annual rate of 9%, compounded monthly. Mr. Schaefer is entitled to the same benefit if his employment is terminated by disability (as defined in the agreement) before age 65, except the payments begin immediately. If he dies while employed, his beneficiary is entitled to a lump sum payment the amount of which depends on the year of death and ranges between $70,228 and $1,258,709. If he dies after his employment terminates or after benefit payments have otherwise commenced, generally Mr. Schaefer's beneficiary is entitled to receipt of the benefits otherwise payable. Mr. Schaefer generally is not entitled to any benefits under the agreement if his employment terminates for cause (as defined in the agreement), if he competes (as defined in the agreement) with the Company within three years after the termination of his employment (except in the case of a change of control), and in other circumstances. Benefits payable under the agreement are capped to the extent that payments under the agreement would result in the imposition of an excise tax payable under the excess parachute rules of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). Further, no payments will be made under the agreement if such payment would constitute a prohibited golden parachute payment or any other prohibited payment under applicable regulatory law, rule or regulation.

Also effective December 29, 2000, the Bank entered into a split dollar insurance agreement with Mr. Schaefer. The agreement generally provides that the Bank will pay the premiums on a life insurance policy covering the life of Mr. Schaefer and that Mr. Schaefer's beneficiaries will be entitled to a portion of the proceeds payable upon his death depending on the year of his death and ranging between $500,000 and $1,000,000. The Bank will be entitled to the remainder of the insurance proceeds, which is projected to be an amount sufficient to recover all of its costs associated with the split dollar insurance and the salary continuation agreements with Mr. Schaefer. However, Mr. Schaefer generally is not entitled to any payments under the agreement if his employment terminates prior to age 65 (other than in the event of a change of control of either the Company or the Bank). See "Change of Control Provision in Certain Agreements."

Salary Continuation Agreement with Mr. Bone

Effective January 1, 2003, the Company and the Bank entered into a salary continuation agreement with Bruce A. Bone. The agreement provides for up to 15 years of payments, generally in monthly installments, to Mr. Bone depending on the circumstances of the termination of his employment with us. Under the agreement, Mr. Bone would be entitled to an annual benefit of $58,329 (the "normal retirement benefit") if:

         - his employment terminates after the age of 65 (for reasons other than death);

         - his employment terminates at any time following a change of control of either the Company or the Bank; or

         - he dies while in active service to us, in which case payments would commence the next month.

Mr. Bone would be entitled to a lesser annual benefit, beginning after five years of employment, in the range of $2,666 to $58,329, depending on the year of termination, with payments commencing the month following the termination, as follows, if:

         - his employment terminates before age 65 (other than by reason of death, disability, termination for "cause," or upon a change of control); or

         - his employment terminates because of disability (as defined in the agreement) prior to age 65.

See "Change of Control Provision in Certain Agreements." If Mr. Bone is entitled to benefits under the agreement but dies before receiving any benefits, his beneficiaries would be entitled to the same benefits as would otherwise be payable, commencing upon his death. Benefits payable under the agreement are capped to the extent that payments under the agreement would result in the imposition of an excise tax payable under the excess parachute rules of Section 280G of the Code. Further, no payments will be made under the agreement if such payment would constitute a prohibited golden parachute payment or any other prohibited payment under applicable regulatory law, rule or regulation. In addition, Mr. Bone is not entitled to any payments under the agreement if:

         - his employment is terminated by us for cause (as defined in the agreement);

         -        he commits suicide within two years of January 1, 2003;

         - he generally competes with us, subject to exceptions, in any capacity, on behalf of any enterprise conducted within 10 miles of our principal place of business within three years of his termination, without our prior written consent, or

         - he has made any material misstatement of fact on any application for life insurance purchased by us.

Change of Control Provision in Certain Agreements

Under the Split Dollar and Salary Continuation Agreements with Mr. Schaefer and the Salary Continuation Agreement with Mr. Bone, the term "change of control" is generally defined to include the following:

         - a merger, consolidation or other reorganization of either the Company or the Bank, if the percentage of the voting common stock of the surviving or resulting entity held by all shareholders of the Company or the Bank immediately prior to such merger, consolidation or reorganization is less than 50.1% of the total voting common stock of the surviving or resulting entity outstanding immediately after the merger, consolidation or reorganization, after giving effect to any additional issuance of voting common stock contemplated by the plan of merger, consolidation or reorganization;

         - any time during a two-year period in which the directors of either the Company or the Bank cease to constitute a majority thereof, unless the shareholders elect or nominate a new director during that two-year period approved by at least two-thirds of the current directors who were in office at the beginning of such two-year period;

         - a sale, lease, exchanges or transfer of all or substantially all of the assets of the Company or the Bank to another entity not owned by the Company or the Bank; or

         -        the liquidation or dissolution of the Company or the Bank.

CERTAIN OTHER INFORMATION REGARDING MANAGEMENT

TRANSACTIONS AND RELATIONSHIPS; INDEBTEDNESS OF MANAGEMENT

Other than services provided by the Bank as a bank depository of funds and loans made in the ordinary course of business, all of which were made on substantially the same terms including interest rates and collateral, as those prevailing at the time for comparable transactions with other borrowers as required by banking regulations, and did not involve more than the normal risk of collectability or present other unfavorable features, neither the Company nor the Bank has entered into and is not currently engaged in any transactions with any directors or executive officers of the Company or the Bank, or relatives of the foregoing persons.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires all Company executive officers, directors, and persons owning more than 10% of any registered class of Company stock to file reports of ownership and changes in ownership with the SEC. Based solely on the reports received by the Company and on written representations by reporting persons, the Company believes that during the 2003 fiscal year all reporting persons complied with these reporting requirements.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The entire Board of Directors of the Company, including Harry E. Cruncleton, Chairman of the Board, and Terry W. Schaefer, President and Chief Executive Officer of the Company, acts on compensation matters. However, Messrs. Cruncleton and Schaefer recuse themselves from decisions regarding their own compensation.

REPORT OF THE AUDIT COMMITTEE

The audit committee is comprised of Messrs. Allison, Embry, Haydon, Kurrus III, Szewczyk and Weeke, six directors who are not officers or employees of the Company. All six are considered independent as that term is defined by the current NASD listing standards. On February 25, 2004, the Board of Directors adopted a written Audit Committee Charter, attached hereto as Appendix A.

The audit committee reviews West Pointe's financial reporting process on behalf of the Board of Directors. In fulfilling its responsibilities, the audit committee has:

         (1) Reviewed and discussed the audited financial statements contained in the 2003 Annual Report on SEC Form 10-K with West Pointe's management and the independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America.

         (2) Discussed with the independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, as the same was in effect on the date of the Company's financial statements.

         (3) Discussed with the independent auditors, the auditors' independence from West Pointe and its management including the matters in the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as the same was in effect on the date of the Company's financial statements.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in West Pointe's Annual Report on SEC Form 10-K for the year ended December 31, 2003, for filing with the SEC.

Rubin, Brown, Gornstein & Co., LLP ("RBG") acted as the Company's principal independent auditors in 2002. On May 27, 2003, the Company was informed by RBG that they were declining to stand for re-election and were resigning. The Company appointed Crowe Chizek and Company LLC ("Crowe Chizek") as its new independent accountants to audit its financial statements for the fiscal year ending December 31, 2003. The decision to resign and not stand for re-election was made by RBG and did not involve the audit committee or the Board of Directors. The decision to appoint Crowe Chizek was approved by the audit committee.

During each of the past two fiscal years, the opinion of RBG did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the preceding two fiscal years (and the subsequent interim period) the Company had no disagreements with RBG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of RBG, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. None of the events described at Item 304(a)(1)(v) of Regulation S-K took place within the preceding two fiscal years nor in the subsequent interim period.

Crowe Chizek's appointment was effective May 28, 2003. During the preceding two fiscal years and the subsequent interim period prior to such appointment, the Company did not consult with Crowe Chizek regarding the application of generally accepted accounting principles to a specific transaction, either proposed or completed, the type of audit opinion that might be rendered on the Company's financial statements, or as to any written report or oral advice provided by Crowe Chizek in reaching any accounting, auditing or financial reporting issue. Because there were no disagreements or reportable events (as defined in Item 304(a)(2) of Regulation S-K), the Company did not consult Crowe Chizek in respect to those matters during that time.

The Company provided RBG with a copy of the Company's most recent 8-K prior to filing it with the SEC. The Company requested that RBG furnish the Company with a letter to the SEC stating whether RBG agrees with the above statements and, if not, stating the respects in which it does not agree.

RBG billed us $118,474 for the audit of our 2002 financial statements and for other professional services rendered in 2002. RBG billed us $12,200 for audit services and for other professional services rendered in 2003. Crowe Chizek billed us $66,000 for the audit of our 2003 financial statements and for other professional services rendered in 2003. These amounts consists of:

         Audit Fees

RBG billed us $65,800 for professional services rendered for the audit of our 2002 annual financial statements and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q. RBG billed us $3,000 for professional services rendered in 2003 for the review of the financial statements included in the Company's quarterly reports on Form 10-Q. Crowe Chizek billed us $65,000 for professional services rendered for the audit of our 2003 annual financial statements and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q.

         Audit-Related Fees

RBG did not bill us for any amounts as "audit-related" fees in 2002 or in 2003. Crowe Chizek did not bill us any amounts as "audit-related" fees in 2003.

         Tax Fees

RBG billed us $8,000 for services related to tax return preparation and $26,024 for a cost segregation study related to fixed assets completed for the purposes of tax planning in 2002. Crowe Chizek billed us $350 related to tax consulting services in 2003.

         All Other Fees

RBG billed us $9,100 for other professional services related to certain agreed-upon procedures relating to the trust department of the Bank and $9,550 for other professional services related to the Bank's 401(k) plan in 2002. RBG billed us $9,200 for other professional services related to the Bank's 401(k) plan in 2003. Crowe Chizek billed us $650 for other professional services related to accounting software in 2003.

The full audit committee approves in advance audit services and any permitted non-audit services to be performed by the independent auditors. Pursuant to the Audit Committee Charter, the audit committee has the power to delegate to one or more members of the audit committee the authority to grant pre-approvals for auditing and allowable non-auditing services. During the fiscal year ended December 31, 2003, all services performed by the auditors were pre-approved by the audit committee.

The audit committee considers RBG's and Crowe Chizek's provisions of non-audit services compatible with it maintaining its independence. Crowe Chizek representatives are expected to be present at the meeting and available to respond to appropriate questions. In addition, Crowe Chizek representatives will have the opportunity to make a statement if they desire to do so.

                                                                 AUDIT COMMITTEE
                                                              William C. Allison
                                                                  David G. Embry
                                                                  Jack B. Haydon
                                                           Charles G. Kurrus III
                                                              Edward J. Szewczyk
                                                                  Wayne W. Weeke
                                                                  March 10, 2004

GENERAL INFORMATION

Board Policies Regarding Communications with the Board of Directors.

The Board of Directors maintains a process for shareholders to communicate with the Board of Directors. Shareholders wishing to communicate with the Board of Directors should send any communication to the Corporate Secretary, 5701 West Main Street, Belleville, Illinois 62226. Any such communication must state the number of shares beneficially owned by the shareholder making the communication. The Corporate Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

Shareholder Proposals Included in Proxy Statement.

For inclusion in the Company's proxy statement and form of proxy, any proposals shareholders intend to have presented at the 2005 Annual Meeting of Shareholders must be received by November 15, 2004, which is no less than 120 calendar days before the day of the year that the prior year's proxy statement was released to shareholders. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

Shareholder Proposals Not Included in Proxy Statement.

Under our Articles of Incorporation, to nominate one or more directors and/or propose proper business from the floor for consideration at the 2005 Annual Meeting of Shareholders, other than by inclusion in the proxy statement and form of proxy pursuant to the preceding paragraph, shareholders must provide written notice. In general, such notice should be delivered or mailed by first-class United States mail, postage prepaid, to the Corporate Secretary at the Company's address not earlier than 60 days prior to such meeting, and not later than 30 days prior to such meeting. However, if less than 31 days' notice of the meeting is given to shareholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the 10th day following the day of which notice was mailed to shareholders. These time limits are separate from and in addition to the SEC's requirements that a shareholder must meet in order to have a shareholder proposal included in the Company's proxy statement.

Each notice given by a shareholder with respect to nominations for election of directors must set forth (i) the name, age, business address, and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee and (iv) such other information as required in a proxy statement soliciting proxies under Regulation 14A of the Exchange Act, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected. Also, the shareholder providing such notice must provide his or her name and address, the class and number of shares of the Company which are beneficially owned by the shareholder and any other such information reasonably requested by the Company.

Each notice given by a shareholder to the Corporate Secretary with respect to business proposals to bring before a meeting shall set forth in writing: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Company's books, of the shareholder proposing such business; (iii) the class and number of shares of the Company which are beneficially owned by the shareholder and (iv) any material interest of the shareholder in such business.

Other Information.

The Board of Directors knows of no matter, other than those referred to in this proxy statement, which will be presented at the meeting. However, if any other matters, including a shareholder proposal excluded from this proxy statement pursuant to the rules of the SEC, properly come before the meeting or any of its adjournments, the person or persons voting the proxies will vote in accordance with their best judgment on such matters. Should any nominee for director be unwilling or unable to serve at the time of the meeting or any adjournments thereof, the persons named in the proxy will vote for the election of such other person for such directorship as the Board of Directors may recommend, unless, prior to the meeting, the Board has eliminated that directorship by reducing the size of the Board. The Board is not aware that any nominee herein will be unwilling or unable to serve as a director.

The Company will bear the expense of preparing, printing, and mailing this proxy material, as well as the cost of any required solicitation. A few officers and regular employees will participate in the solicitation, without additional compensation.

You are urged to mark, sign, date, and return your proxy promptly. You may revoke your proxy at any time before it is voted; and if you attend the meeting, as we hope you will, you may vote your shares in person.

                                                     J. E. CRUNCLETON
                                                     Corporate Secretary

March 15, 2004

                                   APPENDIX A

                            WEST POINTE BANCORP, INC.

                             AUDIT COMMITTEE CHARTER

         The Board of Directors of West Pointe Bancorp, Inc. (the "Company") has constituted and established an audit committee (the "Committee") with the authority, responsibility, and specific duties as described in this Audit Committee Charter.

         The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors and report the results of these activities to the Board. Management of the Company is responsible for preparing the Company's financial statements and the independent auditors retained by the Committee are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to overall changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate policy for quality financial reporting, sound business risk management policies and ethical behavior.

A.       COMPOSITION

         The Committee shall consist of 3 or more directors, each of whom is "independent" as such term is defined in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Act") and regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC") (the "SEC Regulations"), or whose failure to be "independent" shall fall within one of the exemptions set forth in the Act and SEC Regulations, and is independent under the rules of The Nasdaq Stock Market ("Nasdaq") as set forth in the National Association of Securities Dealers' Manual (the "Manual").

         Each director shall be free from any relationship that, in the opinion of the Board of Directors, as evidenced by its annual selection of such Committee members, would interfere with the exercise of independent judgment as a Committee member. Each Committee member shall be able to read and understand financial statements (including the Company's balance sheet, income statement and cash flow statement). Additionally, at least one Committee member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background resulting in the individual's financial sophistication, including having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         The Chairperson of the Audit Committee, if any, may be elected by the majority of the directors serving on the Audit Committee, unless otherwise determined by the Board of Directors as a whole.

         These requirements are intended to satisfy the Act and the Nasdaq listing requirements relating to the composition of audit committees, and shall be construed accordingly.

B.       MISSION STATEMENT AND PRINCIPAL FUNCTIONS

         The Committee shall have access to all records of the Company and shall have and may exercise such powers as are appropriate to its purpose. The Committee shall perform the following functions:

(1) Understand the accounting policies used by the Company for financial reporting and tax purposes and approve their application, and consider any significant changes in accounting policies that are proposed by management or required by regulatory or professional authorities.

 (2) Study the format and timeliness of financial reports presented to the public or used internally and, when indicated, recommend changes for appropriate consideration by management.

 (3) Meet and discuss with the Company's legal counsel, as appropriate, legal matters that may have a significant impact on the Company or its financial reports.

 (4) Ensure that management has been diligent and prudent in establishing accounting provisions for probable losses or doubtful values and in making appropriate disclosures of significant financial conditions or events.

 (5) Review and reassess the adequacy of this Charter annually.

 (6) Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors employed for the purpose of preparing or issuing an audit report with respect to the Company or preparing other audit, review or attest services for the Company; such independent auditors shall be duly registered with the Public Accounting Oversight Board following its establishment; and such independent auditors shall be instructed to report directly to the Committee.

 (7) Ensure that only permitted services are approved by its independent auditors and approve in advance any audit and non-audit service permitted by the Act, including tax services, that its independent auditors renders to the Company, unless such prior approval has been waived.

 (8) To the extent required by applicable regulations, disclose in periodic reports filed by the Company with the SEC, approval by the Committee of allowable non-audit services to be performed for the Company by its independent auditors.

 (9) Delegate to one or more members of the Committee the authority to grant pre-approvals for auditing and allowable non-auditing services, which decision shall be presented to the full Committee at its next scheduled meeting for ratification.

 (10) Receive a timely report from its independent auditors performing the audit of the Company, which details: (1) all "critical accounting policies and practices" to be used in the audit; (2) all alternate presentation and disclosure of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosure and the treatment preferred by the independent auditors; and (3) other material written communications between the independent auditors and the management of the Company, including, but not limited to, any management letter or scheduled or unadjusted differences.

 (11) Meet with management and independent auditors to (a) discuss the scope of the annual audit, (b) discuss the annual audited financial statements including disclosures made in "Management's Discussion and Analysis" portion of the Company's annual report on Form 10-K, (c) discuss any significant matter arising from the audit or report as disclosed to the Committee by management or the independent auditors, (d) review the form of opinion the independent auditors propose to render with respect to the audited annual financial statements, (e) discuss significant changes to the Company's auditing and accounting principles, policies, or procedures proposed by management or the independent auditors, (f) inquire of the independent auditors of significant risks or exposures, if any, that have come to the attention of the independent auditors and any difficulties encountered in conducting the audit, including any restrictions on the scope of activities or access to requested information and any significant disagreement with management.

 (12) Ensure that the independent auditors submit to the Committee written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discuss with the independent auditors their independence.

 (13) Discuss with the independent auditors the matters required to be discussed by SAS 61, Communication with Audit Committees and SAS 90, Audit Committee Communications, which include:

         (a) methods used to account for significant unusual transactions;

         (b) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

         (c) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates;

         (d) disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements; and

         (e) information regarding the auditor's judgment about quality, not just acceptability, of the Company's auditing principles.

 (14) Engage independent counsel and other advisers, as the Committee may determine in its sole discretion to be necessary and appropriate, to carry out the Committee's duties.

 (15) Be provided with appropriate funding by the Company, as determined by the Committee, for payment of:

         (a) compensation to any independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

         (b) compensation to independent counsel and other advisers employed by the audit committee, as it determines to carry out its duties under Section 14 above; and

         (c) ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

 (16) Obtain from the independent auditors, at least annually, a formal written statement delineating all relationships between the independent auditors and the Company, and at least annually discuss with the independent auditors any relationship or services which may impact the independent auditors' objectivity or independence, and take appropriate actions to ensure such independence.

 (17) Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

 (18) Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting matters.

 (19) Prepare the disclosure required of this Committee by S-K Item 306 of the Securities and Exchange Commission regulations to be included in the Company's annual proxy statement.

 (20) Maintain minutes or other records, either separately or within the minutes of the Board of Directors, of meetings and activities of the Committee.

C. MEETINGS

         Meetings of the Committee will be held at least quarterly and such other times as shall be required by the Chairman of the Committee or by a majority of the members of the Committee. An oral report shall be presented by the Committee at the following Board meeting.

         At the invitation of the Chairman of the Committee, the meetings shall be attended by the Chairman of the Board, the President and Chief Executive Officer, the Chief Financial Officer, the representatives of the independent auditors and such other persons whose attendance is appropriate to the matters under consideration.

          Approved by the Board of the Company as of February 25, 2004.

                               [LOGO] WEST POINTE

                                  BANCORP, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                    PLEASE COMPLETE, DATE, SIGN AND MAIL THE
          DETACHED PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                             DETACH PROXY CARD HERE

                           (continued from other side)

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE BUT THE PROXY IS SIGNED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE.

                                      Signed ___________________________________

                                             ___________________________________

                                      Date   _____________________________, 2004

IMPORTANT: Please sign exactly as your name(s) appear above. If stock is held jointly, all joint owners must sign. Executors, administrators, trustees, guardians, custodians, corporate officers and others signing in a representative capacity should put their full title.

                                 REVOCABLE PROXY

                               [LOGO] WEST POINTE
                                  BANCORP, INC.

If you personally plan to attend the Annual Meeting of Shareholders, please check the box below and list names of attendees on reverse side.

Return this stub in the enclosed envelope with your completed proxy card.

I/We do plan to attend the 2004 meeting.

                                                [ ]

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A
SELF-ADDRESSED, POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                REVOCABLE PROXY

   This Proxy is solicited on behalf of the Board of Directors of West Pointe
                                 Bancorp, Inc.

The undersigned shareholder(s) hereby appoint(s) Terry W. Schaefer and Bruce A. Bone to serve as proxies for the undersigned, with full power of substitution, to act and to vote all of the common stock of West Pointe Bancorp, Inc. that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at St. Clair Country Club, South 78th Street, Belleville, IL, on Wednesday, April 14, 2004, at 10:00 a.m., or at any adjournment or adjournments thereof. The proxies are directed to vote as instructed on the matter set forth on this card and all other matters at their discretion which may properly come before the meeting. The matter listed below was proposed by the Company. The undersigned acknowledges that he/she has received a copy of the Notice of Annual Meeting and Proxy Statement.

To elect Harry E. Cruncleton and William C. Allison as directors to serve on the Board of Directors, each for a three-year term until their respective successors are elected and qualified.

  [ ] FOR all nominees listed   [ ] WITHHOLD AUTHORITY to vote for all nominees
                                    listed

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.

PLEASE LIST

NAMES OF PERSONS ATTENDING:

_______________________________

_______________________________

_______________________________

_______________________________

_______________________________